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          STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE---MODIFIED NET
                    AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1.     BASIS PROVISIONS ("BASIC PROVISIONS")

       1.1 PARTIES: This lease ("LEASE"), dated for reference purpose only, January 5, 1998 is made by and between Makena Commercentre II, LLC, a California limited liability company ( "LESSOR") and Pacific Biometrics Inc., a Delaware Corporation ("LESSEE") (collectively the "PARTIES", or individually a "PARTY").

       1.2(a) PREMISES: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 25651 Atlantic Ocean Dr. A1-A8 , located in the City of Lake Forest, County of Orange, State of California, with zip code 92630, as outlined on Exhibit A attached hereto ("PREMISES"). The "BUILDING" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building):
approximately 10,776 rentable Square Feet located in Building A, part of a 2 building multi-tenant project in Makena Commercentre II totaling 53,828 sq. ft. In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specific, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "INDUSTRIAL CENTER" (Also see Paragraph 2.)

       1.2(b) PARKING: thirty six (36) unreserved vehicle parking spaces ("UNRESERVED PARKING SPACES"); and no reserved vehicle parking spaces ("RESERVED PARKING SPACES"). (Also see Paragraph 2.6)

       1.3 TERM: Five years and zero months ("ORIGINAL TERM") commencing see addendum 1.3 "Term" ("COMMENCEMENT DATE") and ending ___________________________ ("EXPIRATION DATE"). (Also see Paragraph 3.)

       1.4 EARLY POSSESSION: N/A ("EARLY POSSESSION DATE"). (Also see Paragraphs 3.2 and 3.3.)

       1.5 BASE RENT: $11,314.80 per month ("BASE RENT"), payable on the first day of each month commencing See addendum 1.3 (Also see Paragraph 4.)

[x]    If this box is checked, this lease provides for the Base Rent to be adjusted per Addendum 4.1.1, attached hereto.

       1.6(a) BASE RENT PAID UPON EXECUTION: $11,314.80 as Base Rent for the period of the first month.

       1.6(b)  LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES: 18.59% percent
(    %) (LESSEE'S SHARE) as determined by

[x]    prorata square footage of the Premises as compared to the total square footage of the Industrial Center.

       1.7 SECURITY DEPOSIT: $11,314.80 ("SECURITY DEPOSIT"). (Also see Paragraph 5.)

       1.8 PERMITTED USE: General office, warehouse, laboratory, production and assembly. ("PERMITTED USE") (Also see Paragraph 6.)

       1.9     INSURING PARTY.  Lessor is the "INSURING PARTY".  (Also see
Paragraph 8.)

       1.10(a) REAL ESTATE BROKERS. The following real estate broker(s) (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

[x]    VOIT Commercial (Sam Olmstead) 2.5% represents Lessor exclusively
("LESSOR'S BROKER");

[x]    CB Commercial 2.5% represents Lessee exclusively ("LESSEE'S BROKER");OR

[ ]    ____________________ represents both Lessor and Lessee ("DUAL AGENCY").
(Also see Paragraph 15.)

       1.10(b) PAYMENT TO BROKERS. Upon the execution of this Lease by both Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s) (or in the event there is no separate written agreement between Lessor and said Broker(s), the sum of $ per the existing agreement ) for brokerage services rendered by said Broker(s) in connection with this transaction.

       1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by _____________________________________________
_______________________________________ ("GUARANTOR").  (Also see Paragraph 37.)

       1.12    ADDENDA AND EXHIBITS.  Attached hereto is an Addendum.

2.     PREMISES, PARKING AND COMMON AREAS.

       2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, convenants and conditions set forth in the Lease. Unless otherwise provided herein, any statement of square footage set forth in the Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

       2.2     CONDITION.  (This section has been deleted from this Lease).

       2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws ( as defined in Paragraph 2.4).

       2.4 ACCEPTANCE OF PREMISES. (This section has been deleted from this Lease).

       2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.





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       2.6     VEHICLE PARKING: Lessee shall be entitled to use the number of
Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

               (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

               (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

               (c) Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law.

       2.7 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, and landscaped areas.

       2.8 COMMON AREAS - LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of the Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

       2.9 COMMON AREAS - RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

       2.10 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

               (a) To make changes to the Common Areas, including, without limitations, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

               (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

               (c) To designate other land outside the boundaries of the Industrial Center to be part of the Common Areas;

               (d) To add additional buildings and improvements to the Common Areas;

               (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

               (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.     TERM.

       3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

       3.2 EARLY POSSESSION. If an Early Possession Date is specified in Paragraph 1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

       3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of the Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days after the end of said sixty (60) day period, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the Original Term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.     RENT.

       4.1 BASE RENT. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of the Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

       4.2 COMMON AREA OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

               (a) "COMMON AREA OPERATING EXPENSES" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:
                      (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                              (aa)  The Common Areas, including parking areas,
loading and unloading areas, trash areas, roadways, sidewalks, walkways, park-ways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                              (bb)  Exterior signs and any tenant directories.

                              (cc)  Fire detection and sprinkler systems.

                      (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

                      (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

                      (iv) Reserves set aside for maintenance and repair of Common Areas.

                      (v) Real Property Taxes (as defined in Paragraph 10.2) to be paid by Lessor for the Building and the Common Areas under Paragraph 10 hereof.

                      (vi) The cost of the premiums for the insurance policies maintained by Lessor under Paragraph 8 hereof.

                      (vii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

                      (viii) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

               (b)    Any Common Area Operating Expenses and Real property
Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

               (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2 (a) shall not be deemed to impose an obligation upon Lessor to either have said Improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

               (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be credited the amount of such over-






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payment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within then (10) days after delivery by Lessor to Lessee of said statement.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost , expense, loss or damage (including attorney's fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposits monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.     USE.

       6.1     PERMITTED USE.

               (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

               (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

       6.2     HAZARDOUS SUBSTANCES.

               (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely matter (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and
(iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

               (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

               (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

       6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE REQUIREMENTS," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, convenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

       6.4 INSPECTION; COMPLIANCE WITH LAW. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDERS") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.     MAINTENANCE, REPAIRS, UTILITY INSTALLATIONS, TRADE FIXTURES AND
ALTERATIONS.

       7.1     LESSEE'S OBLIGATIONS.

               (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

               (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

               (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after the (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair; in accordance with Paragraph
13.2 below.
       7.2     LESSOR'S OBLIGATIONS.  Subject to the provisions of Paragraphs
2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building
Code), 4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke




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                                         -3-
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detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

       7.3     UTILITY INSTALLATIONS, TRADE FIXTURES, ALTERATIONS.

               (a) DEFINITIONS; CONSENT REQUIRED. The term "Utility Installations" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "LESSEE-OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4 (a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumula-tive cost thereof during the term of this Lease as extended does not exceed $5,000.00.

               (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3 (a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $5,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

               (c) LIEN PROTECTION. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

       7.4     OWNERSHIP, REMOVAL, SURRENDER, AND RESTORATION.
               (a) OWNERSHIP. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

               (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

               (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.     INSURANCE; INDEMNITY.

       8.1 PAYMENTS OF PREMIUMS. The cost of the premiums for the insurance policies maintained by Lessor under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be pro-rated to coincide with the corresponding Commencement Date or Expiration Date.

       8.2     LIABILITY INSURANCE.

               (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of Insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insured) against claims for bodily injury, per-sonal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "INSURED CONTRACT" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

               (b) CARRIED BY LESSOR. Lessor shall also maintain liability Insurance described in Paragraph 8.2 (a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

       8.3     PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

               (a) BUILDING AND IMPROVEMENTS. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest where the Premises are located.

               (b) RENTAL VALUE. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

               (c) ADJACENT PREMISES. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

               (d) LESSEE'S IMPROVEMENTS. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

       8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

       8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current of "Best's Insurance Guide". Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in




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

this Paragraph 8. Lessee shall cause to be delivered to lessor, within seven
(7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

       8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

       8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners, and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

       8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, other than the willful misconduct of Lessor, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.     DAMAGE OR DESTRUCTION.

       9.1     DEFINITIONS.

               (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1 (d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

               (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the costs of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

               (c) "INSURED LOSS" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

               (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvement owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

               (e) "HAZARDOUS SUBSTANCES CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

       9.2 PREMISES PARTIAL DAMAGE - INSURED LOSS. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within then (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

       9.3 PARTIAL DAMAGE - UNINSURED LOSS. If Premises Partial Damage that is not an insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

       9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall but, subject to paragraph 8.6 above, have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7

       9.5     DAMAGE NEAR THE END OF TERM.  If at any time during the last six
(6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may at Lessor's option terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

       9.6     ABATEMENT OF RENT; LESSEE'S REMEDIES.
               (a) In the event of (i) Premises Partial Damage of (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

               (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty
(30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph 9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

       9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject




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to Lessor's right under Paragraph 6.2(c) and Paragraph 13), Lessor may at
Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000 whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessors notice of termination.

       9.8 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

       9.9 WAIVER OF STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present of future statute to the extent it is inconsistent herewith.

10.    REAL PROPERTY TAXES.

       10.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center, and except as otherwise provide in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2

       10.2 REAL PROPERTY TAX DEFINITION. As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

       10.3 ADDITIONAL IMPROVEMENTS. Common Areas Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

       10.4 JOINT ASSESSMENT. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheet or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

       10.5 LESSEE'S PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities of services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12.    ASSIGNMENT  AND SUBLETTING.

       12.1    LESSOR'S CONSENT REQUIRED.

               (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

               (b)  This section deleted from this lease.

               (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, below one million ($1,000,000) dollars. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

               (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either:(i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("Lessor's Notice"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition) or one hundred ten percent (110%) of the price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior to the adjustment specified in Lessor's Notice.

               (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

       12.2    TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING

               (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

               (b) Lessor may accept any rent or performance of Lessee's obligation from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

               (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignments or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

               (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

               (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

               (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.




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                                         -6-

               (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Lessor.

       12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

               (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or portion of the Premise heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

               (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

               (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

               (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

               (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.    DEFAULT; BREACH; REMEDIES.

       13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "Default" by Lessee is defied as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

               (a)  The abandonment of the Premises.

               (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

               (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1 (b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

               (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraph 13.1 (a), (b), or (c), above where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

               (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statue thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

               (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

               (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

       13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or government licenses, permits or approvals. The costs and expenses or any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

               (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee; (i) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possessions of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and that portion of any leasing commission paid by Lessor in connection with this Lease
applicable to the unexpired term of this Lease.    The worth at the time of
award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Franciso or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statue authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c), or (d). In such case, the applicable grace period under the unlawful detainer statue shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute,

               (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservations, efforts to relet the Premises, or the appointment of a recover to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

               (c) Pursue any other remedy now of hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.




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                                         -7-
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               (d)  The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

       13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance.

       13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by the Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

       13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) day period after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date to condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.    BROKER'S FEES.

       15.1 PROCURING CAUSE. The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease.

       15.2 ADDITIONAL TERMS. This portion of this lease has been eliminated.

       15.3 ASSUMPTION OF OBLIGATION. This portion of this lease has been eliminated.

       15.4 REPRESENTATIONS AND WARRANTIES. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplat-ed hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the Indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.    TENANCY AND FINANCIAL STATEMENTS.

       16.1 TENANCY STATEMENT. Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

       16.2 FINANCIAL STATEMENT. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to
Lessee's financial statements for the past three (3) years.   All such financial
statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and charger of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

23.    NOTICES.

       23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing or notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing and delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

       23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day




                                                            Initials ____

                                                                     ____
delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail.
If notice is received on a Saturday or Sunday or a legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by
Lessee of the same or any other term, covenant or condition hereof.    Lessor's
consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies as law or in equity .

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws or the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the country in which the Premises are located.

30.    SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

       30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security devise (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

       30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not; (i) be liable to any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

       30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term thereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

       30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing, or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party and Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding
is pursued to decision or judgment.   The term "Prevailing Party" shall include,
without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment,
or the abandonment by the other Party or Broker of its claim or defense.   The
attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agent shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard or reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach of Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such constitute the termination of such interest.

36.    CONSENTS.

               (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically in writing by Lessor at the time as such consent.
               (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.    GUARANTOR.

       37.1 FORM OF GUARANTY. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this lease, including but not limited to the obligation to provide the Tenancy Statement and information required in Paragraph 16.

       37.2 ADDITIONAL OBLIGATIONS OF GUARANTOR. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.




                                                            Initials ____

                                                                     ____

39.    OPTIONS.

       39.1 DEFINITION. As used in this Lease, the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

       39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of any assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

       39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

       39.4    EFFECT OF DEFAULT ON OPTIONS.

               (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph
13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

               (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a)

               (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or
(iii) if Lessee commits a Breach of this Lease.

40. RULES AND REGULATIONS. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights or way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provi-sions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provision shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Presentation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an Institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provide herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all person or entities named herein as such Lessor or Lessee.




                                                            Initials ____

                                                                     ____

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

               IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:                                                     Executed at:
             --------------------------------------                           --------------------------------
on:                                                              on:
    -----------------------------------------------                  -----------------------------------------

BY LESSOR:                                                       BY LESSEE:

  Makena Commercentre II, LLC, a California limited              Pacific Biometrics Inc.,  a
---------------------------------------------------              ---------------------------------------------

  liability company                                              Delaware corporation
---------------------------------------------------              ---------------------------------------------

By:   /s/ Norm Nowell                                            By:   /s/ Paul G. Kanan
    -----------------------------------------------                  -----------------------------------------

Name Printed:  Norman N. Nowell                                  Name Printed:  Paul Kanan
              -------------------------------------                            -------------------------------

Title:  Managing Member                                          Title:  President
       --------------------------------------------                     --------------------------------------

By:                                                              By:  / s/ Peter Ludlum
    -----------------------------------------------                  -----------------------------------------

Name Printed:                                                    Name Printed:  Peter Ludlum
              -------------------------------------                            -------------------------------

Title:                                                           Title:  Secretary
       --------------------------------------------                     --------------------------------------

Address:                                                         Address:
         ------------------------------------------                       ------------------------------------

---------------------------------------------------              ---------------------------------------------

Telephone:(    )                                                 Telephone:(    )
                -----------------------------------                              -----------------------------

Facsimile: (    )                                                Facsimile: (    )
                 ----------------------------------                               ----------------------------


BROKER:                                                          BROKER:

Executed at:                                                     Executed at:
             --------------------------------------                           --------------------------------

on:                                                              on:
    -----------------------------------------------                  -----------------------------------------

By:                                                              By:
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Name Printed:                                                    Name Printed:
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Title:                                                           Title:
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Address:                                                         Address:
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Telephone:(    )                                                 Telephone:(    )
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Facsimile: (    )                                                Facsimile: (    )
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

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower Street, Suite 600, Los Angeles, CA 90017. (213) 687-8777.




                                                       Initials ____

                                                                ____

                     ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL
                    MULTI-TENANT LEASE-MODIFIED NET (AIREA 1993)

     This Addendum is made as of January 5, 1998 by and between Makena Commercentre II, LLC, a California limited liability company ("Lessor") and Pacific Biometrics Inc., a Delaware corporation ("Lessee"), with respect to the Standard Industrial/Commercial Multi-Tenant Lease-Modified Net (American Industrial Real Estate Association (1993)) between Lessor and Lessee dated concurrently herewith ("AIREA Lease"). The AIREA Lease as amended hereby is hereafter referred to as the "Lease". To the extent that the provisions of this Addendum are inconsistent with the terms and conditions of the AIREA Lease, such inconsistencies shall take priority as follows: (i) printed or written inserts to this Addendum, (ii) typed, printed or written inserts to the AIREA Lease, (iii) this Addendum, and (iv) the printed form AIREA Lease. Addendum paragraph references are numbered to correspond to the paragraph references in the AIREA Lease. All capitalized terms not otherwise defined herein shall have the meaning set forth in the AIREA Lease.

     1.2(c) The "Industrial Center" currently consists of two buildings which Lessor and Lessee agree for purposes of this Lease contain a total of 53,828
Square Feet.   The term "Industrial Center" means the portion owned by Lessor from time to time. Lessor reserves the right to sell or convey portions of the Industrial Center to third parties from time to time; whereupon Lessee's Share
shall be adjusted proportionally.   "Square Feet or Footage" means the number of
ground floor and mezzanine rentable square feet of the premises, measured to the exterior of exterior walls or if applicable to the dripline of any overhang, and to the middle of common walls, as determined by Lessor and applied on a consistent basis throughout the Project in accordance with the Building Owners and Managers Association International standards (ANSI/BOMA Z65.1-1996).

     1.3   TERM.   Five (5) "Lease Years" after the Commencement Date.   The
first Lease Year is the period from the Commencement Date to the end of the calendar month in which the first anniversary of the Commencement Date occurs; each Lease Year thereafter is each succeeding 12 calendar month period. The Commencement Date shall be the earlier of actual occupancy or upon substantial completion of tenant improvements. Upon the Commencement Date, the parties shall execute the Commencement Date Memorandum in the form attached hereto as Exhibit B.

     2.2 Lease PARA 2.2 is deleted. The "Substantial Completion Date" is the date that final inspection of the improvements to be constructed pursuant to PARA 51 have been approved by the appropriate governmental building official. Within three business days after receipt of a notice from the Lessor that the Premises are substantially completed, Lessee shall inspect the Premises with Lessor and deliver a punchlist of any construction defects and items to be completed to achieve substantial completion ("Punchlist"). Upon delivery of the Punchlist, Lessee shall be deemed to have accepted the Premises and such improvements in an "AS IS" condition, subject only to (i) completion of the Punchlist, and (ii) latent construction defects, and (iii) Patent defects reported to Lessor within six (6) months after Substantial Completion Date. Lessor shall diligently complete any Punchlist items in accordance with the Working Plans with all due diligence.

     2.4  Lease PARA 2.4 is deleted.     Lessee shall accept the Improvements
when and as provided in Addendum PARA 1.3, PARA 2.2 and PARA 51.4(b). Except as provided in the Lease, Lessee acknowledges that Lessor and its brokers and agents have made no representations or warranties to Lessee, except as set forth in the AIREA Lease as amended by this Addendum.

     2.81 COMMON AREAS - LESSEE'S RIGHTS. Lessee's right to use the Common Areas Shall Include, without limitation the irrevocable, non-exclusive right (seven days a week, twenty-four hours a day during the term of this Lease) (a) of ingress and egress to and from the Premises, and (b) to use the Unreserved Parking Spaces for parking.

     2.10 COMMON AREAS CHANGES. Notwithstanding the forgoing, Lessor shall not take any action under this Paragraph 2.10 which has a material adverse Impact on Lessee's rights under this Lease (including, without limitation, Lessee's right of ingress and egress and right to receive all utility and other services that Lessor is required to provide to the Premises) or Lessee's ability to operate its business in and from the Premises.

     4.1.1  BASE RENT.  Base Rent per month shall be as follows:


     Lease Year               Base Rent Per Square Foot
     ----------               -------------------------
     1 (months 1-3)                Free Rent
     1 (months 4-12)               $1.05 ($11,314.80 NNN)
     2                             $1.09 ($11,745.84 NNN)
     3                             $1.13 ($12,176.88 NNN)
     4                             $1.18 ($12,715.68 NNN)
     5                             $1.23 ($13,254.48 NNN)

     4.2(e) OTHER OPERATING EXPENSES. Operating Expenses shall also include, without limitation: sweeping and maintenance services; repairs to and replacement of asphalt paving, bumpers, striping; light bulbs, light standards and lighting systems; guard and directional signs, planters, landscaping and sprinkler systems and services in planting areas; costs of compliance with law, rule, regulations enacted or adopted after the date of this Lease; repair and maintenance of roofs and roof membranes (excluding structural items); exterior building painting and cleaning; employment of such personnel as Lessor may deem reasonably necessary, if any, to direct parking and police the Common Area; employment of personnel used in connection with the operation, maintenance and repair of the Common Area including payment or provision for unemployment insurance, workers' compensation insurance and other employee costs; a management fee to Lessor equal to 3% of total gross rental revenues for the Industrial Center; HVAC maintenance contracts and normal maintenance of the HVAC; any and all assessments levied against the Project pursuant to any covenants, conditions and restrictions or other similar documents which affect the Project; security services; the costs of any environmental inspections in the event Lessor reasonably suspects that Lessee may have violated PARA 6.2 or person other than lessor or its employees may have deposited has any Hazardous Substance on or about the Project; the cost of bookkeeping and accounting and legal services provided in connection with the operation and maintenance of the Common Area by Lessor. If any expenditure which otherwise qualifies as an Operating Expense (in excess of prior reserves therefor pursuant to PARA 4.2(a)(iv)) must be capitalized pursuant to GAAP or sound accounting practice, then such expenditure shall nonetheless be an Operating Expense, but shall be amortized in equal monthly installments with interest thereon at 10% per annum over its reasonably estimated useful life.

     4.2(e) OPERATING EXPENSES CAP. Notwithstanding anything to the contrary, Lessee's Share of Operating Expenses (i) for the first Lease Year shall not exceed $0.20 Square Foot, and (ii) for each Lease Year thereafter shall not exceed $0.20 Square Foot escalated as 5% per annum at the end of each Lease Year. Any portions of Lessee's Share of Operating Expenses not charged pursuant to this PARA 4.2(e) shall not be carried forward to future period, and shall be non-cumulative except for insurance costs which can be carried forward.

     6.2(d) EXCULPATION OF LESSOR. Other tenants of the Industrial Center may be using, handling or storing certain Hazardous Substances in connection with such tenants' use of their premises. The failure of another tenant to comply with applicable laws and procedures could result in a release of Hazardous Substances and contamination to improvements within the Industrial Center or the soil and ground water thereunder. In the event of such release, the tenant which is responsible for the release, and not Lessor, shall be solely responsible for any claim, damage or expense incurred by Lessee by reason of such contamination. Lessee waives any right it may have under California Civil Code Section 1542 to later assert that the foregoing release does not cover unknown claims.

     6.2(e) SURVIVAL. The obligations of the Lessee under PARA6.2 shall survive the expiration or earlier termination of the Lease without any limitation, and shall constitute obligations that are independent and severable from Lessee's covenants and obligations to pay rent under the Lease.

     6.4.1 FUTURE LAWS. With respect to any laws enacted after the date of this Lease and requiring modification, alteration or betterment to or of the Premises or the Common Area, including, without limitation, building codes, the ADA and environmental protection laws and laws requiring installation of monitoring equipment measuring air, soil or groundwater quality or extraordinary waste disposal facilities or equipment or modifications to existing waste treatment facilities and equipment, Lessor and Lessee shall allocate the costs thereof ("Compliance Costs") as follows. Lessee shall pay the Compliance Cost if it relates to or arises in connection with: (i) any portion of the Premises to be maintained by Lessee, or to be maintained by Lessor subject to reimbursement by Lessee, or (ii) any particular use of the Premises by Lessee (as opposed to industrial/warehouse uses in general). Lessor shall pay the Compliance Cost if it relates to or arises in connection with: (i) any law in effect on the date of this Lease, or (ii) any portion of the Premises to be maintained by Lessor at its expense. Lessor shall pay the Compliance Cost, but shall charge it as an Operating Expense if it relates or arises in connection with to the Common Area.

     6.4.2 LIMITATION ON FUTURE LAWS COST. Notwithstanding PARA 6.4.1, if (a) the aggregate of (i) Compliance Costs to be paid by Lessee relating to or arising in connection with any portion of the Premises to be maintained by Lessee, or to be maintained by Lessor subject to reimbursement by Lessee (provided that such costs shall be amortized by Lessee over the shorter of the useful life thereof or the remainder of the term), plus (ii) Lessee's share of Compliance Costs to be paid by Lessor and charged as an Operating Expense, exceeds $0.15 per month per rentable square foot in the Premises ("Excess"), and (b) if Lessor is unwilling to pay such Excess; then Lessee shall have the right to terminate this Lease effective thirty (30) days after delivery of written notice of such termination. Lessee must exercise such option by delivery of such written termination notice within fifteen (15) days after written notice from Lessor of, or Lessee's determination of the existence of, an Excess; and such option shall terminate automatically if not timely exercised within such fifteen (15) day period.

     7.5 LIMITATIONS ON LESSEE'S REPAIR DUTIES. Notwithstanding anything to the contrary in AIREA Lease PARA 7.1 or PARA 7.2, the following shall apply:

     (a) Lessee's repair and maintenance obligations under AIREA Lease PARA 7.1 shall exclude and Lessor shall maintain and repair pursuant to AIREA Lease PARA 7.2: (i) any common utility lines and equipment serving the Premises
     and other premises; (ii)   the roof foundation, exterior walls and any
     exterior or interior structural portions of the Premises; and (iii) the HVAC system serving the Premises. Lessor's cost to repair and maintain the items above and pursuant to AIREA Lease PARA 7.2 shall constitute Common Area Operating Expenses.

     (b) Lessee's repair and maintenance obligations under AIREA Lease PARA 7.1 shall include, without limitation: (i) any utility lines, or the portion thereof, exclusively serving the Premises, including plumbing, sewer, water, gas and electrical lines and whether located within the Premises, Premises walls or outside of the Premises; (ii) interior and exterior windows and doors; and (iii) exterior painting.

     8.6.1 WAIVER OF SUBROGATION. The second sentence of PARA 8.6 is deleted. The waiver of subrogation in PARA 8.6 shall be limited to the extent of actual insurance proceeds payable under the applicable insurance policy.


     8.7 INDEMNIFICATION OF LESSOR BY LESSEE. Lease PARA 8.7 modified as follows: (i) "Except as waived by Lease PARA 8.6" is added to the beginning;
(ii), "involving or in Connection with," in line 3 is deleted; (iii)"act, omission or neglect" in line 4 is deleted and "negligent act or omission or willful misconduct" is substituted; and (iv)"or invitees" in line 4 is deleted.


     9.5.1 DAMAGE NEAR END OF TERM. In Lease PARA 9.5 (i) "one month's Base Rent" in line 2 is deleted and $10,000 multiplied by the number of months remaining in the term "is substituted; and (ii) "Lessor may, at Lessor's option" in line 2 is deleted and "either party, at its option" is substituted; and (iii) "Lessee of Lessor's" in line 3 is deleted and "the other party of such party's" is substituted.

     9.6.1.(b) RECONSTRUCTION. Lease PARA 9.6.(b) is deleted. If Lesor shall be obligated to repair or restore the Premises under the provisions of this PARA 9 and shall not: (i) commence such repairs within 15 days after receipt of a building permit' (ii) diligently prosecute such repairs to completion, or (iii) complete such repairs within 120 days after receipt of a building permit plus any FORCE MAJEURE delays, then Lessee may give Lessor and Lenders written notice of such default and Lessee's election to terminate (which notice must be given prior to actual commencement of such work in the case of subparagraph (i) above). If Lessor fails to cure such default within thirty (30) days, then this Lease shall terminate effective as of such Lessee notice.

     12.2(h)SUBLEASE OR ASSIGNMENT PROFITS. Lease PARA 12.2(h) is deleted. In lieu thereof, Lessor shall be entitled to 50% of the "Profits" from the assignment or sublease of any or all of the Premises. Profits shall equal: (i) the sum of all considerations received by Lessee from such sublessee or assignee for or relating to the Premises; plus (ii) in the case of a sublease, the excess, if any, of all sublease rentals over Lease rentals; less (iii) direct, out-of-pocket costs incurred in effecting such sublease or assignment. Lessee shall provide all information reasonably requested by Lessor relating to the determination of such Profits.

     13.3 INDUCEMENT RECAPTURE LIMITATION. As used in AIREA Lease PARA 13.3, the term "Inducement provisions" shall mean and be limited to a maximum of (i) three
(3) months' Base Rent, plus (ii) Lessor's Cost of tenant improvements pursuant to PARA 51.2 in excess of $25.00 per usable square foot.

     13.5.1 LIMITATION ON LESSEE REMEDIES. Lessee acknowledges and agrees that in the event of a Lessor default, Lessee's sole and exclusive remedies shall be to seek (i) monetary damages, provided that under no circumstances shall Lessor be liable for loss of business profits or consequential damages, and (ii) injunctive relief. Lessee expressly waives all remedies except those specifically set forth in PARA 13.5.1, including without limitation: specific performance, any right to terminate the Lease for any reason whatsoever (including without limitation California Civil Code Section Section 1932(2), 1933(4) and 1941 or any other current or future law), statutory, legal or equitable self help remedy (including without limitation California Civil Code
Section 1942 or any other current or future law), and Lessee waives any right of offset, demand or deduction against rent pursuant to California Code of Civil Procedure ("CCP") Section 431.70 or otherwise. Lessee waives any right of redemption or relief from forfeiture under any present of future law, if Lessee is evicted or Lessor takes possession of the Premises by reason of any default by Lessee hereunder. No delay or omission in the exercise of any right or remedy accruing to Lessor upon any breach by Lessee under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring.

     15.2  Deleted.

     15.3  Deleted.

     17. The phrase in PARA 17, line 3 "Except as expressly provided in paragraph 15.3" is deleted.

     21. RENT. The term "rent" means each and every payment required to be made by Lessee pursuant to this Lease including without limitation Base Rent, Lessee's Share of Operating Expenses, utilities, taxes, insurance premiums, late charges and interest and utility charges, repairs and maintenance incurred by Lessor on Lessee's behalf. All rent shall be paid when due and without notice except as expressly provided to the contrary in this Lease. All rent constitutes "rent" or "rental" under the unlawful detainer statutes (CCP Section 1161 ET SEQ.)

     25.1 MEMO OF LEASE. Only Lessor shall be entitled to record a memorandum of the Lease.

     30.3 NON-DISTURBANCE AND SUBORDINATION. AIREA Lease PARA 30.3 is deleted. Lessor shall have the right to cause this Lease to be and remain subject and subordinate to any and all mortgages, deeds of trust and groups leases, if any ("Encumbrances") that are now or may hereafter be executed covering the Premises, or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof, provided only, that in the event of termination of any such ground lease or upon the foreclosure of any such mortgage of deed of trust, so long as lessee is not in default, the holder thereof ("Holder") shall agree to recognize Lessee's rights under this Lease as long as Lessee shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Lessee. Within ten (10) days after Lessor's written request. Lessee shall execute, acknowledge and deliver any and all reasonable documents required by Lessor or the Holder to effectuate such subordination; provided, however, that such documents shall include the agreement of the Holder to recognize Lessee's rights under this Lease as long as Lessee shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Lessee. If Lessee fails to do so, such failure shall constitute a Default by Lessee under this Lease. Notwithstanding anything to the contrary set forth in this Paragraph 30.3, Lessee hereby attorns and agrees to attorn to any person or entity purchasing or otherwise acquiring the Premises at any sale or proceeding or pursuant to the exercise of any other rights, powers or remedies under such Encumbrance; provided, however, that if the Lease is subject and subordinate to such Encumbrance, Lessee's agreement to attorn shall be subject to the agreement (procured without out of pocket expense to Lessee) of such person or entity to recognize Lessee's rights under this Lease as long as Lessee shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Lessee.

     31. ATTORNEY'S FEES. AIREA Lease PARA 31 is deleted. Should any party (which excludes Brokers) institute any action, proceeding, suit, arbitration, appeal or other similar proceeding or other non-judicial dispute resolution mechanism ("Action") to enforce or interpret the Lease or any provision hereof, for damages by reason of any alleged breach of this Agreement or of any provision hereof, or for a declaration of rights hereunder, the prevailing party in such Action shall be entitled to receive from the other party(s) all Fees and Costs. "Fees" means all legal fees of attorneys, accountants and experts. "Costs" shall mean all copy, deposition, travel, exhibits preparation and similar costs incurred by the prevailing party in connection with the Action and preparations therefor. Fees and Costs shall include those relating to all post-judgment activities to enforce, perfect and execute upon any judgment (including without limitation post-judgment motions, contempt proceedings, garnishment, levy and debtor and third party examinations). If Lessee files for protection under, or voluntarily or involuntarily becomes subject to, any chapter of the United States Bankruptcy Code or similar state insolvency laws, Lessor shall be entitled to any and all Fees and Costs incurred to protect Lessor's interest and other rights under the Lease, whether or not such action results in a discharge.

     34.1 SIGNAGE. Subject to all applicable laws, the PCC and the Industrial Center signage criteria and covenants, conditions and restrictions of record (collectively, "Sign Rules"), Lessee shall have the right to place signs on the Premises exterior at its cost and expense, provided that Lessor shall have the right to approve the size, location and aesthetics of the signs. Lessee shall repair and maintain all signs. Upon the request of Lessor, at the end of the Term, Lessee shall remove the sign at its expense.

     Notwithstanding the above, Lessee shall be entitled to deliver a proposed a signage plan to Lessor, which may exceed that permitted by the Sign Rules. Lessor shall have the right to reasonably disapprove of such plan based on aesthetic, marketing or other reasons in Lessor's reasonable discretion. Upon Lessor's shall cooperate with Lessee and use commercially reasonable efforts, at no out-of-pocket cost to Lessor, to seek variances from the Sign Rules permitted the signage plan.

     38.1 QUIET POSSESSION. "Quiet possession" means that Lessee's leasehold rights to the Premises shall not be disturbed by persons claiming a right thereto by or through Lessor.

     40.1 RULES AND REGULATIONS. Exhibit C is attached hereto and incorporated herein by this reference. Lessor shall apply the Rules and Regulations in a non-discriminatory manner. In the event of any conflict or inconsistency between the terms and conditions of this Lease and the Rules and Regulations, the terms and conditions of this Lease shall govern and control.

     49. DISPUTE RESOLUTION. Except as specified below, all disputes and controversies relating to or arising out of the interpretation, construction, performance, or breach of this Lease (including without limitation actions sounding in tort, fraud or contract) shall be settled by arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association ("AAA") as amended from time to time, except as specified to the contrary in this PARA 49. Notwithstanding this Section, unlawful detainer actions under California Code of Civil Procedure Section 1161 and pre-judgment provisional remedies (other than writs of attachment) shall not be subject to arbitration and shall be filed with the California Superior Court for the county where the Premises are located (the "County"), and the parties submit to personal jurisdiction of such Court. Either party requesting arbitration under this Lease shall make a demand on the other party by registered or certified mail with a copy to the AAA. The arbitration shall take place at a location selected by the AAA in the county as noticed by the AAA, whether or not one of the parties fails or refuses to participate. The arbitrators shall be empowered to order attachments as a provisional remedy. Judgment upon the arbitrators' award shall be binding, and the award and enforcement remedies may be entered in any court having jurisdiction. The arbitrator(s) shall submit a written decision, including findings of facts. The AAA shall select the arbitrator pursuant to its rules, provided that the arbitrator shall be a licensed California real estate attorney with not less than five (5) years of experience. Prior to the arbitration, Lessor and Lessee shall each advance one half of the arbitration fees of the AAA.

If either party fails to advance the arbitration fees, then the paying party shall advance the entire fee, but the non-paying party's claim, answer and cross-claims (as the case may be) shall be tricken and the non-paying party shall not be entitled to submit any evidence on its behalf or deny any claims or contentions of the other party. It is the intention of the parties that any dispute submitted to the procedures prescribed herein be resolved expeditiously. Accordingly, the following procedures shall be followed in lieu of those otherwise prescribed by the AAA: witness lists and documents to be submitted as evidence shall be exchanged at least ten days prior to the arbitration; no discovery shall be permitted except that Lessor and Lessee shall each be entitled to one deposition to be held in the County. This arbitration provision shall be construed broadly so as to mandate arbitration of the widest range of claims, excepting only those excluded above. Any dispute regarding whether a matter is subject to arbitration shall be arbitrated.
Should the AAA decline to accept an arbitration pursuant to this Section, such provisions of this PARA 49 as may be unacceptable to the AAA shall be stricken, with the remainder continuing in full force and effect, and if AAA still declines to accept the claim, then the arbitration shall be submitted to the JAMS/Endispute, Inc.

     50. AIRCRAFT ENVIRONMENTAL IMPACT DECLARATION. Pursuant to the Conditions of Approval imposed by the County of Orange in connection with the Pacific Commercentre, Lessor makes the following Declaration:

     We make this Declaration concerning aircraft environmental impact for the purpose and subject to the same conditions and limitations as shown in that certain notice concerning aircraft environmental impacts recorded
     December 1, 1983, as Instrument No. 83-549335 in the Official Records of Orange County, California. The Pacific Commercentre property is subject to overflight, sight and sound of aircraft operating from El Toro Marine Corps Air Station.

     51. IMPROVEMENTS. Lessor shall construct the following "Improvements" on the Premises as provided herein all at its cost and expense, except to the extent the Interior Improvements exceed to Improvement Allowance:

     51.1 TURNKEY IMPROVEMENTS. Lessor shall construct the Standard Improvements (defined below) and all additional tenant improvements set forth in the Plans (defined in PARA 51.3) other then Standard Improvements ("Tenant Improvements" and collectively with Standard Improvements, the "Improvements") on the Premises as provided herein all at its cost and expense, except as provided below. The Improvements shall be completed in a first-class, workmanlike manner in compliance with the Plans and all applicable laws, building codes, zoning, environmental regulations and restrictions of record and without liens of any kind. Lessor shall obtain customary construction warranties from the contractors. Lessor shall pay the cost of (i) all Standard Improvements, plus (ii) all Tenant Improvements contemplated by the Preliminary Plans (defined in PARA 51.3 ). Lessee shall pay the cost of any deviation of the Plans (defined in PARA 51.3) from the Preliminary Plans and any changes requested by Lessee to the finally approved Plans ("Lessee Changes"). Except as expressly modified by the Preliminary Plans, the term "Standard Improvements" means a build-out to standard general warehouse specifications.

     51.2 Intentionally omitted.

     Section 51.3 PLANS. Lessor has caused to be prepared preliminary space plans ("Preliminary Plans") to be utilized in the preparation of final working drawings and specifications for the TIs. The Preliminary Plans have been completed and delivered to Lessor and are attached hereto as Exhibit D. Promptly upon the execution of this Lease by all parties, Lessor shall cause its architect to prepare and submit two (2) copies of working drawings and specifications ("Plans") consistent with the Preliminary Plans to Lessee for its review and approval. Lessee shall advise Lessor within five (5) days of Lessee's receipt of the Plans of any requested revisions. Lessee shall not be allowed to make revisions to the Plans which would increase in a material manner (as determined by Lessor in its discretion) the cost, complexity, scope or time of construction of the TIs beyond what is shown in the Preliminary Plans, unless Lessee agrees with Lessor to pay any increased costs thereof and Lessor agrees (in its discretion) to any such revisions of the Plans. Immediately upon receipt of said comments, Lessor shall make all revisions to the Plans consistent with the preceding sentence and which have been approved by Lessor (in its discretion) and submit two (2) copies thereof to Lessee for its final review and approval. Concurrently with the above review and approval process, Lessor shall submit all plans and specifications to the City and other applicable governmental agencies in an attempt to expedite City approval and issuance of all necessary permits and licenses to construct the TIs as shown on the Plans.

     51.4 COMPLETION. The "Substantial Completion Date" is the date that final inspection of the Improvements has been approved by the appropriate governmental building official and a temporary or final certificate of occupancy has been issued by the City of Lake Forest. Within five business days after receipt of a notice from the Lessor that the Premises are substantially completed, Lessee shall inspect the Premises with Lessor and deliver a punchlist of any construction defects and items to be completed to achieve substantial completion ("Punchlist"). Lessor shall diligently complete any Punchlist items in accordance with the working Plans with all due diligence.

     51.5 LESSEE DELAY. Notwithstanding anything to the contrary contained in this Lease, upon the Commencement Date, Lessee shall pay to Lessor an additional payment of a sum calculated by multiplying the per diem fixed monthly Base Rent times the number of days of delay which are due to Lessee Delays. "Lessee Delays" means any delay by lessee (i) in final approval of the Plans pursuant to PARA 51.3, or (ii) in Lessor's achievement of the Substantial Completion Date resulting from Lessee's changes to the Preliminary Plans prior to final approval of the Plans, to the Plans after final approval thereof, or any other interference with construction activities.

     51.6 FORCE MAJEURE. The term FORCE MAJEURE means any prevention, delay or stoppage of work to be performed or other non-monetary covenants by Lessor or Lessee which is due to strikes, labor disputes, inability to obtain labor, materials, equipment or reasonable substitutes therefor, acts of nature, governmental restrictions or regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform hereunder.

     52.  EXTENSION OPTION.
     1. Lessee shall have one (1) option ("Options") to extend the Term of this Lease. The option term ("Option Term") shall be for a period of five (5) Lease Years. The Option must be exercised by irrevocable notice in writing of such exercise, delivered by Lessee to Lessor, not later than 6 months prior to the end of the Term or the then effective Option Term. The Base Rent for the Option Term shall be the greater of (i) the Base Rent then in effect, or (ii) the "Fair Market Value".

     2. FAIR MARKET VALUE. The "Fair Market Value" means the then fair market value being charged for a lease having the same term as the Option Term for similar premises in the vicinity of the Premises for a renewal tenant ("Vicinity Rents"). In determining Fair Market Value based on Vicinity Rents, (A) the parties shall take into consideration, without limitation: the cost, if any, of parking; and the comparable age and quality of the premises, traffic, access and area amenities; and (B) the parties shall specifically NOT take into consideration and shall not reduce the Fair connection with Vicinity Rents; brokerage commissions saved by Lessor; the absence of any unleased periods of time; moving allowances; tenant improvements being offered in connection with Vicinity Rents other than painting and carpeting, it being understood that the Premises were new as of execution hereof and in good shape and condition. Lessor and Lessee shall reasonably and in good faith attempt to agree on the Fair Market Value beginning not later than three months prior to the commencement of the Option Term. If the parties are unable to agree upon the Fair Market Value prior within 30 days thereafter, then within five days thereafter each party, at its cost Market Value because of, any of the following, if applicable: free rent concessions offered in and by giving notice to the other party, shall appoint an independent M.A.I. real estate appraiser with at least five years full-time commercial appraisal experience in the County to determine such Fair Market Value. If a party does not appoint an appraiser within such five days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the Fair Market Value. If there are two appraisers appointed by the parties as stated in this PARA 3.4.1, they shall met promptly and attempt to set the Fair Market Value. If the two appraisers are unable to agree within 10 days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the above qualifications within 10 days after the last day the two appraisers are given to set the Fair Market Value. If the two appraisers are unable to agree on the third appraiser, either of the parties to this Lease, by giving 10 days' notice to the other party, can apply to the then president of the County Real Estate Board, or to the presiding judge of the Superior Court of the County, for the selection of a third appraiser meeting the

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

qualifications stated in this section. Each of the parties shall bear one-half of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. Within 15 days after the selection of the third appraiser, a majority of the appraisers shall set the Fair Market Value after having been instructed to comply with the provisions of (A) and (B) above. If a majority of the appraisers are unable to set the Fair Market Value, the Fair Market Value shall be the average of the two closest appraisals (unless the appraisals are equidistant, in which case, the middle appraisal shall be the Fair Market Value).


     IN WITNESS WHEREOF, the undersigned have executed this Addendum effective as of the date set forth above.



                         Lessor: Makena Commercentre II, LLC, a California limited liability company


                                   By:
                                      ----------------------------------
                                      Norman N. Nowell, Managing Member



                                   Pacific Biometrics Inc.,
                    Lessee:        a Delaware corporation


                                   By:
                                      ----------------------------------
                                        Paul Kanan
                                   Title:
                                         -------------------------------
                                        President

                                   By:
                                      ----------------------------------
                                        Peter Ludlum
                                   Title:
                                         -------------------------------
                                        Secretary

Exhibits  A    Project and Buildings Site Plan
          B    Commencement Date Memorandum
          C    Rules and Regulations
          D    Preliminary Plans for TIs

                                      Exhibit B
                            COMMENCEMENT DATE MEMORANDUM

     THIS AGREEMENT, made this ______, 199__, by and between Makena Commercentre II, LLC, a California limited liability company ("Lessor") and _____________________ ("Lessee").

                                     WITNESSETH:

     WHEREAS, Lessor and Lessee have entered into that certain Standard Industrial/Commercial Multi-Tenant Lease - Modified Net (American Industrial Real Estate Association (1993)) dated as of ___, 199___ ("Lease").

     WHEREAS, Lessor and Lessee wish to set forth their agreements as to the commencement and expiration of the term of the Lease.

     NOW, THEREFORE, in consideration of the Premises as described in the Lease and the covenants set forth therein, Lessor and Lessee agree as follows:

     1.   The Commencement Date was______________, 19_____.

     2. The initial or base term of the Lease shall expire on _________, 19____.

     IN WITNESS WHEREOF, the parties hereto have executed this Commencement Date Memorandum as of the day and year first above written.

Lessor:                                      Lessee:

Makena Commercentre II, LLC, a               ___, a California ___
California limited liability company

By:                                     By:
   ----------------------------------      ------------------------------------
   Norman N. Nowell, Managing Member
                                        Title:
                                              ---------------------------------


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

                                      EXHIBIT C
                                Rules and Regulations

                                    GENERAL RULES

     1. Tenant shall not suffer or permit the obstruction of any Common Area, including, but not limited to, driveways, sidewalks, walkways and entrances.

     2. Tenant shall not suffer or permit loitering in any part of the Project.

     3. Tenant shall not make or permit any noises, vibrations or odors that annoy or interfere in any way with other tenants or persons having business within the Project.

     4.   No animals or birds shall be kept within the Project.

     5. Tenant shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

     6. Landlord reserves the right to exclude or expel from the Project any person who Landlord in good faith judges to be intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the rules and regulations of the Project.

     7. Landlord reserves the right to refuse access to any person or persons Landlord in good faith judges to be a threat to the safety, reputation or property of the Project and its occupants.

     8. Tenant shall be responsible for the inappropriate use of bathrooms, plumbing or other utilities. No foreign substances, rubbish, trash, newspaper or cleaning substances of any kind are to be inserted therein.

     9. Tenant shall not suffer or permit the washing of automobiles, trucks, equipment or other vehicles in any part of the Project.

     10. Tenant shall not suffer or permit the washing down of painting materials or other matter which will stain the pavement or leave permanent markings within the Project. Any such damage shall be repaired at Tenant's sole cost and expense.

     11. Tenant shall deposit all trash and debris in receptacles provided within the Project and all bins shall remain inside enclosed trash areas as provided. If necessary, large quantities of certain types of disposable materials such as packing boxes, pallets or containers, may be stored outside the Building against an exterior wall next to the overhead door on the day scheduled for special refuse pickup of these materials only. At all other times, disposable trash and debris is to be stored inside the Building unless it can be broken down and placed in a trash receptacle.

     12. Tenant shall not suffer or permit outside work activity or storage of any kind outside the Building. All paved areas, including parking spaces, driveways and alleys are to be kept clean and clear at all times except for legitimate parking of vehicles as allowed by the Lease or for temporary loading or unloading as necessary.

     13. All keys shall be obtained from Landlord. Lessee shall return all keys to Landlord at the termination of this Lease. Lessee shall be responsible for the cost of replacing any keys that are lost. Lessee shall not change the locks or install other locks on the doors without Landlord's prior approval and shall provide Landlord with a master key.

                                    PARKING RULES

     1. Tenant shall not permit or allow any vehicle that either belongs to, or is controlled by, Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities.

     2. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

     3. Unless otherwise instructed, each person using the parking area is required to park and lock his own vehicle. Landlord will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

     4. Validation, if established, will be permissible only by such method or methods as Landlord and/or its licensee may establish at rates generally applicable to visitor parking.

     5. The maintenance, washing, waxing or cleaning of vehicles in the Common Area is prohibited.

     6. Tenant shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.




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